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                                                                       EXHIBIT C


                      FORM OF RULE 145 AFFILIATE AGREEMENT

Whitman Corporation
3501 Algonquin Road
Rolling Meadows, Illinois 60008-3149

Ladies and Gentlemen:

       I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of PepsiAmericas, Inc., a Delaware corporation (the "COMPANY"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Pursuant to the terms of the Agreement and Plan of Merger dated as of August 18, 2000 (the "MERGER AGREEMENT") among Whitman Corporation, a Delaware corporation ("PARENT"), Anchor Merger Sub, Inc., a Delaware corporation ("MERGER SUB"), and the Company, the Company will be merged with and into Merger Sub (the "MERGER"). Capitalized terms used in this letter without definition shall have the meanings assigned to them in the Merger Agreement.

       As a result of the Merger, I will receive shares of common stock, $.01 par value, of Parent (the "PARENT COMMON SHARES") in exchange for shares of common stock, par value $.01 per share, of the Company (the "COMPANY COMMON SHARES") owned by me or purchasable upon exercise of stock options.

       1. I represent, warrant and covenant to Parent that, in the event I receive any Parent Common Shares as a result of the Merger:

            A. I shall not make any sale, transfer or other disposition of the Parent Common Shares in violation of the Securities Act and the rules and regulations promulgated thereunder.

            B. I have carefully read this letter and the Merger Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Parent Common Shares, to the extent I felt necessary, with my counsel or counsel for the Company.

            C. I have been advised that the issuance of the Parent Common Shares to me pursuant to the Merger is expected to be registered with the Commission under the Securities Act on a Registration Statement on Form S-4. However, I have also been advised that, because at the time the Merger is submitted for a vote of the stockholders of the Company, (a) I may be deemed to be an affiliate of the Company and (b) the sale, transfer or other disposition by me of the Parent Common Shares will not have been registered under the Securities Act, I may not sell, transfer or otherwise dispose of the Parent Common Shares issued to me in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Securities Act (if applicable), (ii) such sale, transfer or other disposition has been registered under the Securities Act or
(iii) in

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the opinion of counsel reasonably acceptable to Parent, such sale, transfer or other disposition is otherwise exempt from registration under the Securities
Act.

            D. I understand that Parent is under no obligation to register the sale, transfer or other disposition of the Parent Common Shares by me or on my behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

            E. I also understand that there will be placed on the certificates for the Parent Common Shares issued to me, or any substitutions therefor, a legend stating in substance:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND WHITMAN CORPORATION, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF WHITMAN CORPORATION."

            F. I also understand that unless a sale or transfer is made in conformity with the provisions of Rule 145 (if applicable), or pursuant to a registration statement, Parent reserves the right to put the following legend on the certificates issued to my transferee:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

            G. Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter, nor as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

       2. By Parent's acceptance of this letter, Parent hereby agrees with me that certificates with the legends set forth in paragraphs 1(E) and (F) above will be substituted by delivery of certificates without such legend if (i) one year shall have elapsed from the date the undersigned acquired the Parent Common Shares received in the Merger and the


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provisions of Rule 145(d)(2) are then available to the undersigned, (ii) two years shall have elapsed from the date the undersigned acquired the Parent Common Shares received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or (iii) Parent has received an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Parent to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the undersigned.

                                       Very truly yours,

                                       Name:

                                       By:___________________________
                                         (Title, if
                                          applicable):

Agreed and accepted this___day
of _____________, 2000, by

Whitman Corporation

By: ____________________________
    Name:
    Title:






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